CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	100,000,000	100,000,000
Share capital, shares issued	32,354,634	35,849,473
Share capital, shares outstanding	32,354,634	35,849,473
Treasury stock, shares	4,365,306	242,832